EXHIBIT 10.5.2

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                               CUSTODIAL AGREEMENT

                                      Among

                         GOLDMAN SACHS MORTGAGE COMPANY

                                    as Buyer

                                       and

                   AMERICAN HOME MORTGAGE ACCEPTANCE, INC. and


                          AMERICAN HOME MORTGAGE CORP.,


                                   as Sellers

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY

                                  as Custodian

                           Dated as of August 31, 2005


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                                TABLE OF CONTENTS

                                                                            Page

Section 1.  Definitions......................................................1

Section 2.  Deposit of Mortgage Loans; Effecting a Transaction...............4

Section 3.  Mortgage Loan Schedule or Exception Report.......................5

Section 4.  Obligations of the Custodian.....................................6

Section 5.  Additional Purchased Mortgage Loans..............................6

Section 6.  Future Defects...................................................7

Section 7.  Release for Servicing............................................7

Section 8.  Limitation on Release............................................7

Section 9.  Release for Payment..............................................8

Section 10. Joint and Several Obligations....................................8

Section 11. Covenants of the Seller..........................................8

Section 12. Repurchase Date..................................................8

Section 13. Transfer of Purchased Mortgage Loans Upon Termination of a
            Transaction......................................................9

Section 14. Shipment of Documents............................................9

Section 15. Examination and Copies of Mortgage Files.........................9

Section 16. Insurance of the Custodian.......................................9

Section 17. Periodic Statements.............................................10

Section 18. Fees and Expenses of the Custodian..............................10

Section 19. Custodian Representations.......................................10

Section 20. No Adverse Interest of the Custodian............................11

Section 21. Concerning the Custodian........................................11

Section 22. Indemnification.................................................12

Section 23. Merger or Consolidation of Custodian............................12

Section 24. Removal of the Custodian With Respect to Some or All of the
            Purchased Mortgage Loans........................................13

Section 25. Obligations of the Custodian With Respect to the Trust
            Receipt.........................................................13

Section 26. Termination by the Custodian....................................14

Section 27. Successors and Assigns..........................................14

Section 28. Authorized Representatives......................................15

Section 29. Notices.........................................................15

Section 30. Reproduction of Documents.......................................16

Section 31. Amendments; Entire Agreement....................................16

Section 32. Entire Agreement; Severability..................................16

Section 33. Governing Law; Counterparts.....................................16


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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

Section 34. Submission to Jurisdiction......................................17


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EXHIBITS

EXHIBIT 1         Mortgage File

EXHIBIT 2         Form of Trust Receipt

EXHIBIT 3         Form of Request for Release of Documents and Receipt

EXHIBIT 4         Authorized Representatives of the Custodian

EXHIBIT 5         Authorized Representatives of the Seller

EXHIBIT 6         Authorized Representatives of the Buyer

EXHIBIT 7         Form of Mortgage Loan Schedule

EXHIBIT 8         Form of Repurchase Release

EXHIBIT 9         Form of Lost Note Affidavit

EXHIBIT 10        INTENTIONALLY OMITTED

EXHIBIT 11        Form of Notice to Custodian


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      THIS CUSTODIAL AGREEMENT, dated as of August 31, 2005 (this "Agreement")
is made among Goldman Sachs Mortgage Company, a New York Limited Partnership (the "Buyer"), American Home Mortgage Acceptance, Inc., a Maryland corporation, American Home Mortgage Corp., a New York corporation (each a "Seller", and together the "Sellers") and Deutsche Bank National Trust Company, as Custodian (the "Custodian").

                                  WITNESSETH:

      WHEREAS, the Buyer and the Sellers may, from time to time, enter into transactions (each, a "Transaction") in which the Buyer shall purchase from the Sellers certain Mortgage Loans, with a simultaneous agreement by the Sellers to repurchase such Purchased Mortgage Loans as provided in that certain Master Repurchase Agreement dated as of August 31, 2005 between the Sellers and the Buyer (the "Repurchase Agreement"); and

      WHEREAS, the Buyer has requested the Custodian to act as custodian on behalf of the Registered Holder (as defined below) for purposes of holding the Purchased Mortgage Loans purchased by Buyer from the Sellers pursuant to the Repurchase Agreement; and

      WHEREAS, the Custodian is a national banking association, is otherwise authorized to act as the Custodian pursuant to this Agreement, and has agreed to act as custodian/bailee for hire for the Registered Holders of the Purchased Mortgage Loans, all as more particularly set forth herein; and

      WHEREAS, the Sellers shall from time to time deliver Purchased Mortgage Loans to the Custodian that are subject to a Transaction, and has agreed to deliver or cause to be delivered to the Custodian certain documents with respect to the Purchased Mortgage Loans subject to each Transaction in accordance with the terms and conditions hereof;

      NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

Section 1. Definitions

      Capitalized terms used but not defined herein shall have the meanings assigned to them in the Repurchase Agreement.

      "Additional Purchased Mortgage Loans" shall have the meaning set forth in
Section 5 hereof.

      "Agreement" shall mean this Custodial Agreement and all amendments and attachments hereto and supplements hereof.

      "Assignment of Mortgage" shall mean an individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.

      "Authorized Representative" shall have the meaning set forth in Section 28 hereof.

      "Business Day" shall mean any day excluding (i) Saturday, Sunday or (ii) any day on which banks located in the States of New York or California are authorized or permitted to close for business or (iii) any day on which the New York Stock Exchange is closed.


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      "Buyer" shall mean Goldman Sachs Mortgage Company or its successor in interest or assigns.

      "Custodial Delivery Failure" shall have the meaning set forth in Section 22(b) hereof.

      "Custodian" shall mean Deutsche Bank National Trust Company, or any successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

      "Electronic Agent" shall mean MERSCORP, Inc., or its successor in interest or assigns.

      "Event of Default" shall mean any event of default under the Repurchase Agreement or any confirmation thereunder.

      "Indemnitee" shall have the meaning set forth in Section 22(a) hereof.

      "Last Endorsee" shall have the meaning set forth in Section 3 hereof.

      "MERS" shall mean Mortgage Electronic Registration Systems, Inc., a Delaware corporation.

      "MERS Designated Mortgage Loan" shall have the meaning assigned to such term in Section 3 of the Electronic Tracking Agreement.

      "MERS Identification Number" shall mean the eighteen digit number permanently assigned to each MERS Designated Mortgage Loan.

      "MERS Procedures Manual" shall mean the MERS Procedures Manual attached as Exhibit B to the Electronic Tracking Agreement.

      "MERS Report" shall mean the schedule listing MERS Designated Mortgage Loans and other information prepared by Electronic Agent pursuant to the Electronic Tracking Agreement.

      "MERS(R) System" shall mean the Electronic Agent's mortgage electronic registry system, as more particularly described in the MERS Procedures Manual."

      "Mortgage" shall mean the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on the Mortgaged Property described therein.

      "Mortgage File" shall have the meaning set forth in Exhibit 1 attached hereto.

      "Mortgage Loan" shall mean performing first or second lien, one-to-four-family residential mortgage loan evidenced by a Mortgage Note and secured by a Mortgage, including, without limitation: (i) a promissory note, any reformation thereof and related deed of trust (or mortgage) and security agreement; (ii) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the Sellers to return premiums or payments with respect thereto; and (iii) all right, title and interest of the Sellers in the property covered by such deed of trust (or mortgage).

      "Mortgage Loan Schedule" shall mean a schedule in written and computer readable formats of Purchased Mortgage Loans, containing the information set forth in Exhibit 7 hereto and otherwise acceptable to the Buyer.

      "Mortgage Loan Schedule and Exception Report" shall mean a list of Purchased Mortgage Loans delivered by the Custodian to the Buyer, reflecting the Mortgage Loans held by the Custodian for the


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benefit of the Buyer, which includes codes indicating any exceptions with respect to each Mortgage Loan listed thereon. Each Mortgage Loan Schedule and Exception Report shall set forth (a) the Mortgage Loans being purchased by the Buyer on any applicable Purchase Date as well as the Mortgage Loans previously purchased by the Buyer and held by the Custodian hereunder, and (b) all exceptions with respect thereto, with any updates thereto from time to time last delivered.

      "Mortgage Note" shall mean the note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, as the same may be reformed or amended from time to time.

      "Mortgaged Property" shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

      "Mortgagor" shall mean the obligor or obligors on a Mortgage Note, including any Person who has assumed or guaranteed the obligations of the obligor thereunder.

      "Notice of Default" shall mean written notice delivered by the Buyer to the Custodian and each Seller stating that an Event of Default has occurred.

      "Notice to the Custodian" shall have the meaning set forth in Section 25(b) hereof.

      "Opinion of Counsel" shall mean a written opinion letter of counsel in form and substance reasonably acceptable to the party receiving such opinion letter.

      "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

      "PMI Policy" shall mean a policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by the Repurchase Agreement with respect to certain Mortgage Loans.

      "Purchase Date" shall mean with respect to each Purchased Mortgage Loan, the date on which such Purchased Mortgage Loan is purchased by the Buyer pursuant to the Repurchase Agreement.

      "Purchased Mortgage Loan" shall mean each Mortgage Loan, and/or any other evidence of ownership of a Mortgage Loan mutually agreed upon by the Buyer and the Sellers and identified to the Custodian transferred or caused to be transferred by the Sellers to the Buyer or its designee (including the Custodian) in a Transaction under the Repurchase Agreement and any Additional Purchased Mortgage Loans delivered pursuant to this Agreement.

      "Qualified Insurer" shall mean a mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

      "Registered Holder" shall have the meaning set forth in Section 25 hereof.

      "Repurchase Agreement" shall have the meaning set forth in the first paragraph of the recitals hereto.

      "Repurchase Date" shall mean, with respect to each Purchased Mortgage Loan, the date on which such Purchased Mortgage Loan is to be repurchased by the Sellers pursuant to the Repurchase Agreement.


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      "Repurchase Release" shall have the meaning set forth in Section 12 hereof.

      "Responsible Officer" shall mean, with respect to the Custodian, any Person having substantial responsibility for the obligations of Custodian under this Agreement and any officer within the Corporate Trust Office (or any successor group of the Custodian), including any managing director, director, vice president, assistant vice president, secretary, assistant secretary, assistant treasurer, associate, vice president or any other officer of the Custodian customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Request for Release" shall have the meaning set forth in Section 7 hereof.

      "Seller" or "Sellers" shall have the meaning assigned to it in the recitals hereto.

      "Transaction" shall have the meaning set forth in the first paragraph of the recitals hereto.

      "Transferee" shall have the meaning set forth in Section 25(b) hereof.

      "Trust Receipt" shall mean a trust receipt issued by the Custodian evidencing the Purchased Mortgage Loans it holds, in the form attached hereto as
Exhibit 2 and delivered to the Buyer by the Custodian in accordance with Section 2 hereof.

      "Written Instructions" shall mean written communications received by the Custodian from an Authorized Representative of the Buyer or the Sellers, including communications received by facsimile, or other telecommunications device capable of transmitting or creating a written record.

Section 2. Deposit of Mortgage Loans; Effecting a Transaction

      (a) With respect to each Purchased Mortgage Loan, no later than 12:00 p.m. (New York time) 2 (two) Business Days prior to each Purchase Date (such date of delivery, the "Delivery Date"), the Sellers shall deliver or cause to be delivered to the Custodian (i) the Mortgage Files with respect to the related Purchased Mortgage Loans and (ii) the related Mortgage Loan Schedule for up to, with respect to initial delivery of Mortgage Loans pursuant to this Agreement, five hundred (500) Mortgage Loans, and, thereafter, for up to two hundred fifty
(250) Mortgage Loans (with an additional Business Day prior to the Delivery Date for each additional set of two hundred fifty (250) Mortgage Loans).

      The Custodian shall deliver to the Buyer via electronic mail, no later than 3:00 p.m. (New York time) on the Business Day prior to the Purchase Date, a Mortgage Loan Schedule and Exception Report of all Mortgage Loans then held or to be held by the Custodian for the Buyer's benefit (including Mortgage Loans to be purchased on such Purchase Date) in an electronic format acceptable to the Buyer, which schedule shall include all information included in the Mortgage Loan Schedule and Exception Report pursuant to Section 3 and such additional information as the Buyer and the Custodian may agree. No later than 3:00 p.m. (New York time) on the Purchase Date, the Custodian shall issue and deliver (via electronic transmission with the original to follow) to the Buyer a copy of such Mortgage Loan Schedule and Exception Report relating to the Purchased Mortgage Loans.

      (b) On each Purchase Date, upon receipt of the Mortgage Loan Schedule and Exception Report from the Custodian, in form and substance acceptable to the Buyer, the Buyer shall transfer to the Sellers immediately available funds in an amount equal to the related Purchase Price.


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      (c) On and after the Purchase Date for any Mortgage Loan, until the related Repurchase Date or until the Custodian shall receive a Notice of Default, the Custodian shall hold the Purchased Mortgage Loans related to such Transaction as the custodian [and bailee for hire] for the exclusive benefit of the Registered Holder of the related Trust Receipt and shall not act upon instructions of any Seller to deliver the Purchased Mortgage Loans other than as expressly provided in this Agreement.

      (d) Custodian shall deliver to Buyer, no later than 3:00 p.m. (New York City time) on the related Purchase Date, electronically followed by overnight courier a Mortgage Loan Schedule and Exception Report having appended thereto a schedule of all Mortgage Loans with respect to which Custodian has completed the procedures set forth in Section 3 hereof and certify that it is holding each related Mortgage File for the benefit of Buyer in accordance with the terms hereof (provided that the Custodian has timely received the items pursuant to Section 2(a) herein).

      (e) In addition to the foregoing, on the initial Purchase Date, the Custodian shall deliver to the Buyer, no later than 3:00 p.m. (New York City time), a Trust Receipt with a Mortgage Loan Schedule and Exception Report attached thereto (provided that the Custodian has timely received the items pursuant to Section 2(a) herein). The Buyer shall be the initial Registered Holder of the Trust Receipt. Each Mortgage Loan Schedule and Exception Report delivered by the Custodian to the Buyer shall supersede and cancel the Mortgage Loan Schedule and Exception Report previously delivered by the Custodian to the Buyer hereunder, and shall replace the then existing Mortgage Loan Schedule and Exception Report to be attached to the Trust Receipt. Notwithstanding anything to the contrary set forth herein, in the event that the Mortgage Loan Schedule and Exception Report attached to the Trust Receipt is different from the most recently delivered Mortgage Loan Schedule and Exception Report, then the most recently delivered Mortgage Loan Schedule and Exception Report shall control and be binding upon the parties thereto.

      (f) The Registered Holder of any Trust Receipt may, at any time, request that the Custodian subdivide such Trust Receipt and issue additional Trust Receipts reflecting such subdivided pools of Mortgage Loans. Upon receipt of such request and delivery of the Trust Receipt to be subdivided, the Custodian shall cancel such Trust Receipt and deliver to the Registered Holder the requested subdivided Trust Receipts registered in the name of the Registered Holder in accordance with Section 25.

Section 3. Mortgage Loan Schedule or Exception Report

      No later than 3:00 p.m.(New York City time) on the Purchase Date (provided the Custodian has timely received the items required pursuant to Section 2(a) herein), the Custodian shall issue and deliver to the Buyer via facsimile a Mortgage Loan Schedule and Exception Report relating to the Purchased Mortgage Loans to the effect that with respect to each such Purchased Mortgage Loan, except as noted in any attached exception report (i) that for each Purchased Mortgage Loan which is not a MERS Designated Mortgage Loan, all of the documents in paragraphs (a), (c), (e), (f) and, to the extent provided, (b), (d), and (h) of Section I of Exhibit 1 attached hereto are in its possession, and that for each Purchased Loan which is a MERS Designated Mortgage Loan, all of the documents in paragraphs (a), (c) and (e) (unless such Mortgage Loan was originated through MERS), and, to the extent provided, (b), (d) and (g) of
Section II of Exhibit 1 attached hereto are in its possession (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File as to (A) the name of the mortgagor, (B) the address of the Mortgaged Property, (C) the interest rate on the Mortgage Note,
(D) the original principal amount of the Mortgage Note, and (E) the maturity date of the Mortgage Note; (iv) the Mortgage Note and the Mortgage, each bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker and


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mortgagor or grantor; or, in the case of certified copies of the Mortgage, if any, such copies bear a reproduction of such signature or signatures; (v) all signatures on the Mortgage properly relate to the Mortgage Note, as applicable, and the Custodian has verified that any rider or addendum properly relates to the Mortgage and that the signatures on any rider or addendum are not materially different from the signatures on the Mortgage; (vi) the original principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note; (vii) if the Mortgage Note does not name either Seller as the holder or payee, the Mortgage Note bears original endorsements that complete the chain of ownership from the original holder or payee to the last endorsee (the "Last Endorsee"); (viii) with respect to Purchased Mortgage Loans which are not MERS Designated Mortgage Loans, if the Mortgage does not name either Seller as the mortgagee or beneficiary, the original of the Assignment of Mortgage from the named mortgagee or beneficiary bears the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party including subsequent assignors) or in the case of copies certified by a Seller, such copies bear a reproduction of such signature or signatures and that the Assignment of Mortgage and any intervening assignments of mortgage complete the chain of title from the originator to the Last Endorsee; (ix) with respect to Purchased Mortgage Loans which are not MERS Designated Mortgage Loans, the Mortgagor name on the Assignment of Mortgage agrees with the related Mortgage Loan Schedule; (x) each Mortgage Note in its possession has been endorsed as provided in Exhibit 1 hereto; and (xi) with respect to Purchased Mortgage Loans which are not MERS Designated Mortgage Loans, each Assignment of Mortgage has been executed as provided in Exhibit 1 hereto.

      With respect to any modifications or revisions occurring after the Purchase Date, not later than the Business Day following each Purchase Date, the Custodian shall deliver to the Mortgage Loan Schedule and Exception Report a revised Mortgage Loan Schedule and Exception Report relating to the Purchased Mortgage Loans.

      The Sellers shall be solely responsible for providing each and every document required for each Mortgage File to the Custodian in a timely manner and for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking any such action, causing the Sellers or any other person or entity to do so or notifying any Person (other than the Registered Holder to the extent specifically required in this Agreement) that any such action has or has not been taken. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability, genuineness, perfection or priority of any document in any Mortgage File or any of the Purchased Mortgage Loans identified on the Mortgage Loan Schedule and Exception Report or (ii) the collectability, insurability, effectiveness or suitability of any such Purchased Mortgage Loan. The Custodian shall not be required to review the content (except as necessary to certify its presence or absence) of any document described in the preceding paragraph except as expressly required herein in order to deliver the Mortgage Loan Schedule and Exception Report.

      Each Registered Holder may request the Custodian to provide such Registered Holder with a copy of the current Mortgage Loan Schedule and Exception Report.

Section 4. Obligations of the Custodian

      (a) With respect to the Mortgage Files delivered to the Custodian or which come into the possession of the Custodian, following the related transfer pursuant to Section 2(b) above until the interests of the Buyer have been released pursuant to this Agreement, the Custodian is the custodian for the Registered Holder of the related Trust Receipt, exclusively. The Custodian shall, following the related transfer pursuant to Section 2(b) above until the interests of the Registered Holder have been released pursuant to this Agreement, hold all documents received by it for the exclusive use and benefit of


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the Registered Holder and shall make disposition thereof only in accordance with this Agreement and the Written Instructions furnished by the Registered Holder. The Custodian shall segregate and maintain continuous custody of the Mortgage Files in secure and fire-resistant facilities in accordance with customary standards for such custody.

      (b) The Custodian shall promptly notify the Buyer and any other Registered Holder if (i) any Seller fails to pay any amount due to the Custodian under this Agreement or (ii) a Responsible Officer of the Custodian has actual knowledge that any Mortgage, pledge, lien, security interest or other charge or encumbrance has been placed on the Mortgage Files.

Section 5. Additional Purchased Mortgage Loans

      (a) Each Seller may, from time to time, deliver to the Custodian one or more additional Mortgage Loans (each an "Additional Purchased Mortgage Loans") as an addition to the Purchased Mortgage Loans already held by the Custodian with respect to a Transaction. In such event, the Sellers shall deliver to the Custodian the Mortgage File for each Additional Purchased Mortgage Loans together with a Mortgage Loan Schedule, with a copy to the Buyer, stating that the Additional Purchased Mortgage Loan is being delivered with respect to an identified Transaction. It is expressly understood and agreed that the Custodian shall have no duty to perform any valuation of collateral and shall have no responsibility to ascertain the adequacy of any Additional Purchased Mortgage Loans other than undertaking a review of the related Mortgage File in accordance with Section 3 hereof.

      (b) The Custodian shall deliver to the Buyer no later than one Business Day after receipt of such Additional Purchased Mortgage Loan from the Sellers, a Mortgage Loan Schedule and Exception Report that reflects the delivery of each Additional Purchased Mortgage Loan; provided that in the event that the Custodian does not receive the items required to be delivered pursuant to
Section 5(a) above by no later than 3:00 p.m. (New York City time) on the Business Day prior to the date of delivery, then the Custodian shall deliver such Mortgage Loan Schedule and Exception Report within one Business Day after the date of delivery. In issuing such Mortgage Loan Schedule and Exception Report, the Custodian shall employ the same procedures as set forth in Section 3 in reviewing the Mortgage Files.

Section 6. Future Defects

      During the term of this Agreement, if the Custodian discovers any defect with respect to any Mortgage File, the Custodian shall give prompt written specification of such defect to the Sellers and the Registered Holder. For purposes of this Section, "defect" shall mean a failure of a document to conform to the Custodian's review as required by Section 3 of this Agreement or the absence of a Mortgage File or any part thereof or any other document required to be reviewed pursuant to this Agreement. The Sellers shall be solely responsible for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking any such action, causing the Sellers or any other person or entity to do so or notifying any Person that any such action has or has not been taken.

Section 7. Release for Servicing

      From time to time and as appropriate for the foreclosure or servicing of any of the Purchased Mortgage Loans, the Custodian shall, upon receipt of a Request for Release of Documents and Receipt in the form of Exhibit 3 attached hereto ("Request for Release"), release or cause to be released to the Sellers or the Sellers' Authorized Representative the related Mortgage File or the documents of the related Mortgage File set forth in such Request for Release. The Sellers shall send a copy of any such Request for Release to the Registered Holder. Any document released to the Sellers or the Sellers'


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Authorized Representative pursuant to a Request for Release shall be returned to the Custodian no later than 10 days from the date on such Request for Release, and the Custodian shall notify the Registered Holder of any failure by the Sellers to so return any such document.

      All Mortgage Files or documents from Mortgage Files released by the Custodian to the Sellers or, upon the Sellers' Written Instructions, the Sellers' Authorized Representative, pursuant to this Section 7, shall be held by the Sellers or the Sellers' Authorized Representative, as applicable, in trust for the benefit of the Registered Holder. The Sellers or the Sellers' Authorized Representative, as applicable, shall return to the Custodian the Mortgage File or other such documents from Mortgage Files when the need therefor in connection with such foreclosure or servicing no longer exists (but in any event no later than 10 days from the date on such Request for Release), unless the Mortgage Loan shall be liquidated, in which case, the Sellers or, if the Mortgage File or documents were released to the Sellers' Authorized Representative, the Sellers' Authorized Representative shall deliver to the Custodian an additional Request for Release that has been acknowledged and agreed to by the Registered Holder certifying such liquidation. Upon receipt of the related Mortgage File or other such documents from the Sellers, the Custodian shall return the related Request for Release to the Sellers, with a copy to the Registered Holder, acknowledging receipt (upon request) of such Mortgage File or other such documents.

Section 8. Limitation on Release

      The foregoing Section 7 shall be operative only to the extent that at any time the Custodian shall not have released to the Sellers or the Sellers' Authorized Representative in total active Mortgage Files or documents (including those requested) pertaining to ten Mortgage Loans at the time being held by the Custodian under this Agreement. If ten Mortgage Loans or more have been, and remain released to the Sellers at the time of request, the Mortgage Note and/or Assignment of Mortgage or any additional Mortgage Files or documents requested to be released by the Sellers or the Sellers' Authorized Representative may be released only upon the written acknowledgment of the Request for Release by the Registered Holder. The limitations of this paragraph shall not apply to the release of Mortgage Files to the Sellers or, upon the Sellers' Written Instructions, the Sellers' Authorized Representative, pursuant to Section 9 below.

Section 9. Release for Payment

      Upon the payment in full, liquidation or repurchase of any Mortgage Loan, and upon receipt by the Custodian of a Request for Release certifying that all proceeds related to such payment in full, liquidation, or repurchase have been received (provided that the Sellers shall have delivered a copy of such Request for Release to the related Registered Holder and the related Registered Holder shall not have objected to such release), the Custodian shall promptly release the related Mortgage File to the Sellers or, upon Sellers' Written Instructions, the Sellers' Authorized Representative. After such release the Custodian shall amend the applicable Mortgage Loan Schedule and Exception Report to reflect the release of the applicable Mortgage Loan and shall deliver to the related Registered Holder such amended Mortgage Loan Schedule and Exception Report.

Section 10. Joint and Several Obligations

      The obligations and liabilities of the Sellers shall be joint and several.


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Section 11. Covenants of the Seller

      Each Seller covenants to the related Registered Holder as of the date that any Mortgage File documents are released to the Sellers or the Sellers' subservicer pursuant to a Request for Release that:

      (a) if the Request for Release has been submitted for the release of a Purchased Mortgage Loan that has been paid in full, all amounts received in connection with the payment in full of the Purchased Mortgage Loan have been credited to such Registered Holder as provided in the Repurchase Agreement;

      (b) if item No. 1 has been checked on the Request for Release, the Repurchase Price for the applicable Purchased Mortgage Loan has been credited to such Registered Holder as provided in the Repurchase Agreement; and

      (c) if item No. 2 has been checked on the Request for Release, all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Registered Holder pursuant to the Repurchase Agreement.

Section 12. Repurchase Date

      The Sellers shall provide the Buyer and the Custodian with Written Instructions at least one Business Day(s) prior to each Repurchase Date on which the Sellers intend to remove Purchased Mortgage Loans from the repurchase facility governed by the Repurchase Agreement, which Written Instructions shall include a schedule of Purchased Mortgage Loans to be removed on such date (unless all Purchased Mortgage Loans are to be removed, in which case the Written Instructions shall indicate this fact). The Buyer shall send a Repurchase Release in the form of Exhibit 8 hereto (a "Repurchase Release") to the Sellers and the Custodian by 3:00 p.m. (New York time) on the Business Day prior to each Repurchase Date listing the Purchased Mortgage Loans to be released on such Repurchase Date. On the Repurchase Date for each Transaction the Buyer hereby irrevocably instructs the Custodian to release to the Sellers or their designee the Purchased Mortgage Loans designated in such Repurchase Release upon receipt of notification by the Custodian from the Buyer that it has received the Repurchase Price. The Buyer shall notify the Custodian immediately upon confirmation that the Sellers have transmitted the Repurchase Price.

Section 13. Transfer of Purchased Mortgage Loans Upon Termination of a
Transaction

      If the Custodian is furnished with Written Instructions in the form of
Exhibit 8 attached hereto (i) from the Buyer and the Sellers that a Transaction with respect to the Repurchase Agreement has been terminated, or (ii) from the Buyer that an Event of Default under the Repurchase Agreement has occurred as to any or all of the Purchased Mortgage Loans, the Custodian shall release to such Persons as are designated in such Written Instructions the Mortgage Files relating to the Purchased Mortgage Loans that are no longer subject to the Transaction, and shall deliver to the Buyer an updated Mortgage Loan Schedule and Exception Report listing all of the Purchased Mortgage Loans still subject to a Transaction.

Section 14. Shipment of Documents

      Written Instructions as to the method of shipment and shipper(s) that Custodian is directed to utilize in connection with transmission of Mortgage Files in the performance of the Custodian's duties hereunder shall be delivered by the Sellers, the Buyer or any other Registered Holder to Custodian prior to any shipment of any Mortgage Files hereunder. The requesting party will arrange for the provision of such services at its sole cost and expense (or, at such party's option, reimburse Custodian for all costs and expenses incurred by Custodian consistent with such Written Instructions) and will maintain such insurance against loss or damage to the Mortgage Files as the requesting party deems appropriate. Without limiting the generality of the provisions of Section 21 below, it is expressly agreed that in no event shall Custodian have any liability for any losses or damages to any person, arising out of actions of Custodian in accordance with instructions of the requesting party, unless such performance constitutes negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. In the absence of Written Instructions from the Sellers or the Buyer, the Custodian shall not ship the related Mortgage Files.

Section 15. Examination and Copies of Mortgage Files

      Upon the written request of the Buyer or any other Registered Holder, Buyer, such Registered Holder and their respective agents, accountants, attorneys, auditors and prospective purchasers will be permitted, upon one Business Day's prior notice, during normal business hours to examine the Mortgage Files and any other documents, records and papers in the possession of or under the control of the Custodian relating to any or all of the Purchased Mortgage Loans. The Sellers shall be responsible for any reasonable expenses in connection with such examinations.

      Upon the written request of the Sellers or the Buyer, the Custodian shall provide such party, at such party's expense, with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Mortgage Loans.

Section 16. Insurance of the Custodian

      At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect a fidelity bond, errors and omissions insurance and document hazard insurance. All such insurance shall be in amounts, with standard coverage and subject to standard deductibles, all as is customary for insurance typically maintained by institutions which act as custodian. The coverage under any such bond and insurance policies shall be in an amount as is customary for insurance typically maintained by institutions which act as custodian. A certificate of an Authorized Representative of the Custodian shall be furnished to the Sellers, the Buyer, and any other Registered Holder, upon request, stating that such insurance is in full force and effect.

Section 17. Periodic Statements

      Upon the reasonable Written Instructions of the Buyer, any other Registered Holder or the Sellers at any time, the Custodian shall provide to the such party, as the case may be, a list of all the Purchased Mortgage Loans for which the Custodian holds a Mortgage File.

Section 18. Fees and Expenses of the Custodian

      The Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Sellers, the payment of which fees, together with the Custodian's expenses (including reasonable legal fees and expenses) in connection herewith, shall be solely the obligation of the Sellers. The foregoing obligation to pay the Custodian its fees and to reimburse the Custodian for its expenses in connection with services provided by the Custodian hereunder shall survive any resignation or removal of the Custodian (for all reasonable fees and expenses incurred prior to such resignation or removal) or the termination or assignment of this Agreement.

Section 19. Custodian Representations

      The Custodian (and any successor Custodian subject to this Agreement as of the date of appointment of such custodian) hereby represents and warrants as of the date hereof and as of each date it delivers a Mortgage Loan Schedule and Exception Report that:

      (a) The Custodian is (i) a national banking association duly authorized, validly existing and in good standing under the laws of the United States and
(ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement;

      (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian;

      (c) The execution and delivery of this Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent is required, it has been obtained;

      (d) This Agreement, and the original Trust Receipt issued hereunder (when executed and delivered by the Custodian) will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy or other debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

      (e) There is no litigation pending to the Custodian's knowledge (without inquiry) which, if determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian hereunder;

      (f) The Custodian shall follow the Written Instructions of the Buyer or the related Registered Holder to protect or maintain any interest in real property securing the Mortgage Loan subject to this Agreement and any insurance applicable thereto; and

      (g) The Custodian is not controlled by, under common control with or otherwise affiliated with or related to either Seller, and the Custodian covenants and agrees with Buyer that prior to any such affiliation in the future, it shall notify Buyer.

Section 20. No Adverse Interest of the Custodian

      By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Purchased Mortgage Loan, and hereby waives and releases any such interest which it may have in any Purchased Mortgage Loan as of the date hereof. The Purchased Mortgage Loans shall not be subject to any security interest, lien or right of set-off by the Custodian or any third party claiming through the Custodian, and the Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Purchased Mortgage Loans.

Section 21. Concerning the Custodian

      (a) The Custodian shall have no duties or responsibilities except those specifically set forth herein. The Custodian shall have no responsibility nor duty with respect to any Mortgage Files while not in its possession. If the Custodian requests instructions from the Buyer with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received Written Instructions from the Buyer with respect to a Mortgage File without incurring any liability therefore to the Buyer, the Sellers or any other Person.

      (b) Without limiting the generality of the foregoing, the Custodian may rely upon and shall be fully protected in acting in good faith upon any Written Instructions, certificate, resolution, statement, instrument, opinion, report, request, consent, order, approval, notice or other communication from the Buyer, any Registered Holder or the Sellers received by it and which it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this Agreement and its duties hereunder.

      (c) Neither the Custodian, nor its officers, directors, employees or agents shall be liable to the Sellers, the Buyer, or any other Person with respect to any action taken or not taken by it in good faith in the performance of its obligations hereunder or in connection herewith. The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian's services hereunder. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

      (d) Unless expressly provided herein, the Custodian shall be under no duty or obligation to inspect, review or examine the Mortgage Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded, are in the proper form for recordation or, unless expressly provided herein, that they are not other than what they purport to be on their face.

      (e) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability (other than expenses or liabilities otherwise required to be incurred by the terms of this Agreement) in the performance of its duties under this Agreement if it shall have a good faith belief that repayment of such funds or indemnity reasonably satisfactory to it is not reasonably assured to it.

      (f) The Custodian shall use the same degree of care and skill as is reasonably expected of financial institutions acting as custodian of mortgage loans which are held to a standard of care of ordinary negligence, and this
Section 21 shall not be interpreted to impose upon the Custodian a higher standard of care than that set forth in this sentence.

      (g) In order to comply with its duties under the U.S.A. Patriot Act, the Custodian shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, such party's name, address, and other identifying information.

Section 22. Indemnification

      (a) Each Seller agrees to reimburse, indemnify and hold harmless the Custodian and its directors, officers, employees, or agents (each, an "Indemnitee") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suit, reasonable costs, expenses, or disbursements of any kind or nature whatsoever including reasonable fees and expenses of counsel, court costs and costs of appeal that may be imposed on, incurred by, or asserted against it or them in any way in connection with or related to Custodian's execution and performance of this Agreement and any transactions contemplated hereby, including but not limited to the claims of any third parties, including Buyer, except in the case of loss, liability or expense resulting from a Custodial Delivery Failure (as defined below), the Custodian's breach of this Agreement or the negligence, lack of good faith or willful misconduct on the part of Custodian. Such indemnification shall survive the termination of this Agreement and the resignation or removal of the Custodian hereunder.

      (b) In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Purchased Mortgage Loan that was in its possession within two (2) Business Days after required or requested by a Seller, Buyer, or any other Registered Holder or otherwise determines that a document that it had previously certified as in its possession, is no longer in its possession, and that (i) such document is not outstanding pursuant to a Request for Release and Receipt in the form annexed hereto as Exhibit 3; and (ii) such document was held by the Custodian, as evidenced by a previously delivered Mortgage Loan Schedule and Exception Report, on behalf of the Sellers, Buyer, or the Registered Holder as applicable, (a "Custodial Delivery Failure") then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to Buyer, the Sellers or the Registered Holder upon request, a Lost Note Affidavit in the form of Exhibit 9 hereto and
(b) with respect to any missing document related to such Mortgage Loan, including but not limited to a missing Mortgage Note, indemnify the Sellers, the Buyer and any other Registered Holder in accordance with the succeeding paragraph of this Section.

      (c) The Custodian agrees to indemnify and hold the Buyer, any other Registered Holder and each Seller, and their respective trustees, shareholders, officers, designees, successors and assigns harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, court costs and costs of appeal that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising from the claims of any third party in connection with or related to a Custodial Delivery Failure or the Custodian's breach of this Agreement, or the negligence, lack of good faith or willful misconduct on the part of the Custodian. The foregoing indemnification shall survive the termination of this Agreement and the resignation or removal of the Custodian hereunder.

Section 23. Merger or Consolidation of Custodian

      Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 24. Removal of the Custodian With Respect to Some or All of the Purchased Mortgage Loans

      Upon an Event of Default under the Repurchase Agreement the Buyer may (i) require, at the Sellers' expense, the Custodian to complete the endorsements on the Mortgage Notes in the name of the Buyer and to complete the Assignments of Mortgage in the name of the Buyer and/or (ii) remove and discharge the Custodian from the performance of its duties under this Agreement with respect to some or all of the Mortgage Loans by 30 days' written notice from the Buyer to the Custodian with a copy to the Sellers. In the event that the Buyer removes the Custodian from the performance of its duties under this Agreement with respect to all of the Mortgage Loans, the Buyer may, in its sole discretion, after notice to the Sellers, either appoint a successor Custodian to act on behalf of the Buyer by written instrument, or terminate this Agreement. In the event of any such new appointment, the Custodian shall promptly transfer to the successor Custodian or the Buyer, as directed by the Buyer, the applicable Mortgage Loan documents being administered under this Agreement. In the event of any such appointment, the Buyer shall be responsible for the fees of the successor Custodian unless otherwise agreed by the Sellers and the Buyer.

      In the event of termination of this Agreement pursuant to this Section 24, the Custodian shall follow the reasonable Written Instructions of Buyer with respect to the disposition of the respective Mortgage Loan documents. Concurrently with the transfer and release of all of the Mortgage Files by the Custodian, the Buyer shall submit the related Trust Receipts to the Custodian for cancellation. Notwithstanding the foregoing, in the event that the Buyer terminates this Agreement with respect to some, but not all, of the Mortgage Loans, this Agreement shall remain in full force and effect with respect to any Purchased Mortgage Loans for which this Agreement is not terminated hereunder. In addition, the Buyer and the Custodian may, at the sole option of the Buyer, enter into a separate custodial agreement which shall be mutually acceptable to the parties with respect to any or all or the Mortgage Loans with respect to which this Agreement is terminated.

Section 25. Obligations of the Custodian With Respect to the Trust Receipt

      (a) The Custodian shall keep a register in which the Custodian shall provide for the registration of transfers of Trust Receipts as provided herein and in which it shall record the name and address of the Person to whom such Trust Receipt is issued (the "Registered Holder"). The Buyer shall be the initial Registered Holder for all Purchased Loans. Each Trust Receipt, upon initial issuance or reissuance, shall be dated the date of such issuance or reissuance and shall evidence the receipt and possession by the Custodian on behalf of the Registered Holder of the Trust Receipt of the Mortgage Files and the Registered Holder's right to possess those Mortgage Files. The Custodian shall treat the person or entity in whose name the Trust Receipt is registered as the person or entity entitled to possession of the Mortgage Files evidenced by such Trust Receipt for all purposes whatsoever, subject to the terms of this Agreement, and the Custodian shall not be affected by notice of any facts to the contrary. No Trust Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit 2 to this Agreement and executed by manual signature of an Authorized Representative of the Custodian. Such signature upon any Trust Receipt shall be conclusive evidence, and the only evidence, that such Trust Receipt has been duly delivered under this Agreement. Trust Receipts bearing the manual signatures of individuals who were, at the time when such signatures were affixed, Authorized Representatives of the Custodian shall bind the Custodian, notwithstanding that such individuals have ceased to be so authorized prior to the delivery of those Trust Receipts. Each Trust Receipt shall have attached thereto a Mortgage Loan Schedule with an exception report with respect to the applicable Purchased Loans. Any transferee or assignee of the Trust Receipt shall succeed to all the rights of the transferring Registered Holder under this Agreement with respect to such Trust Receipt and the related Purchased Loans upon notice to the Custodian and delivery to the Custodian of the appropriate evidence of such transfer and assignment.

      (b) The Registered Holder may transfer its interest in the Mortgage Files covered by any Trust Receipt by delivering to the transferee (the "Transferee") such Trust Receipt, together with an appropriate notice to the Custodian in the form of Exhibit 11 hereto (the "Notice to the Custodian"). Within five Business Days of receipt of the Notice to the Custodian and receipt by the Custodian of the Trust Receipt from the Transferee, the Custodian shall deliver, in accordance with the written instructions of the Transferee, a Trust Receipt issued in the name of the Transferee and to the place indicated in any such written direction from the Transferee. Upon receipt of the Notice to the Custodian from the Registered Holder, the Custodian shall change its records to reflect that such Transferee is the Registered Holder of the Mortgage Files.

      (c) In the event that (i) any mutilated Trust Receipt is surrendered to the Custodian, or the Custodian receives evidence to its satisfaction of the destruction, loss or theft of any Trust Receipt and (ii) there is delivered to the Custodian such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Custodian that such Trust Receipt has been acquired by a bona fide purchaser, the Custodian shall execute and deliver a new Trust Receipt to such Registered Holder in exchange for or in lieu of any such mutilated, lost or stolen Trust Receipt.

      (d) Simultaneously with the relinquishment of a Trust Receipt to the Custodian by the Registered Holder thereof and the delivery by the Custodian of the related Mortgage Files to the Sellers or its designee or to such Registered Holder or a designee of the Registered Holder, the Trust Receipt shall be canceled and the related Mortgage Files will no longer be subject to this Agreement.

Section 26. Termination by the Custodian

      The Custodian may terminate its obligations hereunder upon 30 days' prior written notice to the Buyer, any other Registered Holder and the Sellers. Such resignation shall take effect upon (i) the appointment of a successor Custodian acceptable to the Buyer within such 30 day period; and (ii) delivery of all Mortgage Files to the successor Custodian or, if no successor Custodian has been appointed, to Buyer.

      Upon such termination and appointment of a successor Custodian and surrender of all outstanding Trust Receipts, the Custodian shall (i) promptly transfer to the successor Custodian, as directed in writing by the Buyer or other applicable Registered Holder, all Mortgage Files being administered under this Agreement, and (ii) if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the Mortgage Notes to the successor Custodian or as otherwise directed in writing by the Buyer or applicable Registered Holder. Not withstanding the foregoing, it is understood and agreed that it is not intended that the Custodian have any ownership interest in such Mortgage Loans.

Section 27. Successors and Assigns

      This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Neither Seller nor Custodian shall assign their respective rights or obligations hereunder or any interest therein without the prior written consent of Buyer. Buyer may from time to time assign all or a portion of its rights and obligations under this Agreement; provided that any such assignment shall be subject to the satisfactory completion of the Custodian's "Know Your Customer" procedures then in effect for all new customers.

Section 28. Authorized Representatives

      Each individual designated as an authorized representative of the Custodian, each Seller and the Buyer (each, an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Custodian, the Sellers or the Buyer, respectively, (in each case subject to their designated limit of authority, if any) and the specimen signature for each such Authorized Representative of the Custodian, each Seller and the Buyer initially authorized hereunder is set forth on Exhibits 4, 5 and 6, respectively. From time to time, the Custodian, each Seller and the Buyer may, by delivering to the other parties a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit. The Sellers shall deliver or cause to be delivered to the Custodian an Authorized Representatives exhibit for each subservicer designated by the Sellers in connection with this Agreement; provided that the Custodian shall not recognize any request from the Sellers' subservicer unless and until the Sellers have given the Custodian written notice identifying such subservicer and such Authorized Representatives exhibit is received by the Custodian. The Custodian shall be entitled to rely conclusively upon (i) written notice from the Sellers identifying a subservicer authorized to give instructions (including Written Instructions) under this Agreement until receipt of written notice from the Sellers revoking such authority and (ii) the most recent Authorized Representatives exhibit delivered to it by a subservicer of the Sellers until receipt of a superseding exhibit. If the Custodian shall at any time receive conflicting instructions from the Sellers and a subservicer of the Sellers, the Custodian shall be entitled to rely on the instructions of the Sellers.

Section 29. Notices

      Except as otherwise expressly permitted by this Agreement, all notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including without limitation by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Agreement and except for notices given under Section 3 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

Section 30. Reproduction of Documents

      This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 31. Amendments; Entire Agreement

      No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The Custodian shall not be required to execute any amendment which adversely affects its rights, duties, indemnities or immunities hereunder.

Section 32. Entire Agreement; Severability

      This Agreement, together with the exhibits, annexes and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersede any prior agreement and understandings with respect to those matters and transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

Section 33. Governing Law; Counterparts

      This Agreement shall be governed by the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

Section 34. Submission to Jurisdiction

      With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and (b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. Nothing herein will be deemed to preclude any party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in this Section 34.


                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, Buyer, Sellers and Custodian have duly executed this Agreement as of the date first above written.




SELLERS:                                     Address for Notices to Sellers:

AMERICAN HOME MORTGAGE ACCEPTANCE, INC.,        American Home Mortgage
a Maryland corporation                          Acceptance, Inc.
                                                American Home Mortgage Corp.
                                                538 Broadhollow Road
                                                Melville, New York 11747
                                                Attention:     Alan B. Horn
                                                Telecopier No.: 800-209-7276
By:  /s/ Stephen A. Hozie                       Telephone No.: 516-396-7703
   ----------------------
Name: Stephen A. Hozie
Title:  Executive  Vice  President and Chief
Financial Officer


AMERICAN HOME MORTGAGE CORP.,
a New York corporation


By: /s/ Stephen A. Hozie
    --------------------
Name: Stephen A. Hozie
Title: Executive Vice President and Chief
Financial Officer

BUYER:                                     Address for Notices to Buyer:

GOLDMAN SACHS MORTGAGE COMPANY,            Goldman Sachs Mortgage Company
a New York limited partnership             85 Broad Street
                                           New York, New York 10004
By: Goldman Sachs Real Estate Funding      Attention: Anthony Preisano
    Corp., a New York corporation, as      Telecopier No.: 212-428-9097
    general partner                        Telephone No.: 212-855-0393

    By: /s/ Howard Altarescu               With a copy to:
       ---------------------
       Name: Howard Altarescu              Clifford Chance US LLP
       Title: Authorized Signatory         31 West 52nd Street
                                           New York, New York 10019
                                           Attention: Frederick B. Utley, III,
                                           Esq.
                                           Telecopier No.: 212-878-8375
                                           Telephone No.:  212-878-8356

CUSTODIAN:                                 Address for Notices to Custodian:

DEUTSCHE BANK NATIONAL TRUST COMPANY       Deutsche Bank National Trust Company
                                           1761 East St. Andrew Place
By: /s/ Norma L. Catone                    Santa Ana, CA  92705
   --------------------                    Attention:  Mortgage Custody - AH056C
Name:   Norma L. Catone                    Telecopier No.: 714-247-6082
Title:  Vice President                     Telephone No.:  714-247-6000